SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                 VAN ECK FUNDS
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

________________________________________________________________________________

                                    EXHIBIT A

                              PLAN OF LIQUIDATION

          PLAN OF LIQUIDATION dated as of October 1, 2004 adopted by Van Eck Funds, a Massachusetts business trust (the "Trust"), on behalf of the U.S. Government Money Fund, a series of the Trust (the "Fund").

                                   WITNESSETH:

          WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, this Plan is intended to be and is adopted as a plan of complete liquidation and dissolution, pursuant to which all of the assets of the Fund shall be liquidated at such prices and on such terms and conditions as the officers of the Trust, in consultation with the Fund's investment adviser, shall determine to be reasonable and in the best interests of the Fund and its shareholders, all as hereinafter set forth in this Plan, and

          WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not interested persons, have determined the liquidation mid dissolution of the Fund as contemplated by this Plan is in the best interests of the Fund.

          NOW, THEREFORE, the Trustees hereby declare the following Plan:

 1. EFFECTIVE DATE OF THE PLAN. This Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of the shareholders of the Fund called for the purpose of voting on the Plan, by the affirmative vote of a majority of the outstanding voting shares of the Fund, as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, in person or by proxy, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. The date of such adoption of the Plan by the shareholders of the Plan is referred to as the "Effective Date."

 2. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date, the assets of the Fund shall be liquidated at such prices and on such terms and conditions as the officers of the Trust, in consultation with the Fund's investment adviser, shall determine to be reasonable and in the best interests of the Fund and its shareholders.

 3. INVESTMENTS PENDING LIQUIDATION. To the extent feasible, the Fund shall take a defensive position pending liquidation with a view to facilitating an orderly liquidation of the Funds portfolio, and may concentrate its investments in cash and high-quality fixed income short-term securities.

 4. EXPENSES. Van Eck Associates Corporation will bear all expenses of the Fund associated with effecting the transactions contemplated by this Plan except brokerage, interest, taxes and extraordinary expenses. As soon as practicable after the Effective Date, the Fund shall deliver and pay, or set aside in cash equivalents, the amount of all known or reasonaby ascertainable liabilities of the Fund incurred or expected to be incurred on or prior to the liquidation of the Fund.

 5. LIQUIDATION. As soon as practicable after the consummation of the sale or distribution of the Fund's portfolio securities and the payment of all the Fund's known liabilities and obligations, the officers of the Fund shall determine the Liquidation Value (as such term is hereinafter defined) of the Fund's shares (the date of such determination shall be referred to herein as the "Distribution Date"). The Liquidation Value shall be determined in the same manner as the Fund's net asset value is determined on a daily basis. Accordingly, the term "Liquidation Value" means, as of the Distribution Date,
 (i) the aggregate value of all of the assets of the Fund, less (ii) the sum of the aggregate amount of all of the liabilities of the Fund, divided by (iii) the total number of issued and outstanding shares of the Fund. The Board of Trustees may, if appropriate, authorize the establishment of a reserve to meet any contingent liabilities of the Fund, which amount, if any, shall be deducted pro rata from the Liquidation Value.

 6. LIQUIDATING TRUST. In the event the Fund is unable to distribute all its assets pursuant to the Plan because of its inability to locate shareholders to whom Liquidation Distributions will be sent, the Fund may create, at the expense of such shareholders, a liquidating trust with a financial institution and deposit therein any remaining assets of the Fund for the benefit of the shareholders that cannot be located.

 7. DISSOLUTION. As soon as practicable after the distribution of all of the Fund's assets in complete liquidation, the officers of the Trust will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments and file or cause to be filed,with the Secretary of the Commonwealth of Massachusetts and any other appropriate governmental authorities, any and all documents and instruments necessary to effect a complete statutory dissolution of the Fund. As soon as practicable after the complete statutory dissolution of the Fund, the officers of the Trust will file or cause to be filed with the Securities and Exchange Commission and any state in which the Fund's shares were sold, any and all documents and instruments necessary to terminate the registration of the Fund and its business and affairs by the Securities and Exchange Commission and any such state. Thereafter, the Fund will cease to exist and no shareholder will have any interest whatsoever in the Fund.

 8. DISSENTERS' RIGHTS. No shareholder shall have any dissenters' right or right of appraisal in connection with the liquidation and dissolution of the Fund.


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


ATTENTION: SHAREHOLDERS IN THE VAN ECK U.S. GOVERNMENT MONEY FUND WHO WANT TO INVEST THEIR LIQUIDATION PROCEEDS IN THE MONEY FUND MUST SIGN THE AUTHORIZATION AND CONSENT BELOW. SHAREHOLDERS WHO DO NOT SIGN BELOW WILL BE PAID THEIR LIQUIDATION PROCEEDS IN CASH.

AUTHORIZATION AND CONSENT TO EXCHANGE TO THE MONEY FUND

I am currently a shareholder in the Van Eck U.S. Government Money Fund ("Government Fund"), which will be liquidated pending shareholder approval. Please accept these instructions as consent and authorization to establish an account in the BNY Hamilton Money Fund ("Money Fund Account") by exchange of the liquidation proceeds of the Government Fund to establish a Money Fund Account on the liquidation date. I understand and authorize that my Money Fund Account referenced above will be established with exactly the same registration, address, Taxpayer Identification Number, account information, and any optional account privileges as my current account in the Government Fund. Examples of optional account privileges include check writing, reinvestment or cash payment of dividends, telephone exchange and redemption, expedited (wire) redemption, and automatic investment, exchange, or withdrawal plans. IF YOU HAVE QUESTIONS, PLEASE CALL VAN ECK ACCOUNT ASSISTANCE AT 1-800-544-4653.

BY EXECUTION OF THIS AUTHORIZATION AND CONSENT, THE SHAREHOLDER REPRESENTS AND WARRANTS THAT HE OR SHE:

(i) has received and read a copy of the  prospectus of the Money Fund;

(ii) agrees to abide, and to be bound, by the terms and conditions set forth in the Money Fund and the Van Eck Funds prospectuses as they may be amended from time to time; and

(iii) each person signing on behalf of the investor represents and warrants that he or she is duly authorized to sign this Authorization and Consent and agrees to indemnify and hold the Government Fund, the Money Fund and Van Eck Global harmless from any cost, loss or damage any of them may incur as a result of a breach of any representation or warranty contained in this Authorization and Consent.

YOU DO NOT HAVE TO EXECUTE THIS CONSENT FORM IN ORDER TO VOTE YOUR PROXY BELOW.

PLEASE SIGN, DATE, AND MAIL THIS AUTHORIZATION AND CONSENT IN THE POSTAGE-PAID ENVELOPE PROVIDED HEREIN. Or mail to Van Eck Global, 210 W. 10th St. 8th Fl., Kansas City, MO 64105-1802. If you do not sign and return this Authorization and Consent or if it is not received in proper order by Van Eck before the liquidation date, your liquidation proceeds from the Government Fund will be mailed to you by check and will not be invested in the Money Fund.

DATE: ________________________, 2004


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Signature(s) Title(s), if applicable (SIGN IN THE BOX)


Note: Please date and sign exactly as name or names appear herein. When signing as attorney, executor, trustee, guardian, or officer of a corporation, please give your title as such.


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


PROXY                                                                      PROXY

IF YOU SIGN THE CONSENT FORM ABOVE YOU MUST STILL SIGN BELOW AND RETURN THIS PROXY.

VAN ECK FUNDS U.S. GOVERNMENT MONEY FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 23, 2004

The undersigned shareholder(s) of U.S. GOVERNMENT MONEY FUND, (the "Fund"), a series of VAN ECK FUNDS, (the "Trust"), having received Notice of the Meeting of Shareholders of the Fund and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Jan van Eck, Derek van Eck, Susan C. Lashley, Patricia A. Maxey and Bruce J. Smith, and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on November 23, 2004 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

PLEASE SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED
POSTAGE-PAID ENVELOPE.

DATE ________________________

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Signature(s) Title(s), if applicable (SIGN IN THE BOX)

Note: Please date and sign exactly as name or names appear herein. When signing as attorney, executor, trustee, guardian, or officer of a corporation, please give your title as such.


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


PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X 0 PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE ACCOMPANYING PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

1. To approve the Plan of Liquidation providing for the liquidation of the Fund.

FOR       AGAINST      ABSTAIN

  0           0              0


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.


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